                                                                     Exhibit 32

                              FIRST M & F CORPORATION

                              SECTION 1350 CERTIFICATIONS

         In connection with the Quarterly Report of First M&F Corporation (the "Company") on Form 10-Q for the period ended
March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugh S. Potts, Jr.,
Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 7, 2004

                                                               /s/ Hugh S. Potts, Jr.
                                                              -------------------------------------
                                                              Hugh S. Potts, Jr.
                                                              Chairman and Chief Executive Officer

         In connection with the Quarterly Report of First M&F Corporation (the "Company") on Form 10-Q for the period ended
March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Thompson, III,
Treasurer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes Oxley Act of 2002, that:

A.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 7, 2004

                                                               /s/ Robert C. Thompson, III
                                                              -------------------------------------
                                                              Robert C. Thompson, III
                                                              Treasurer